Other income	12 Months Ended
Dec. 31, 2018
Component of Operating Income [Abstract]
Other income
Other income
Other income consisted of the following for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018	2017		2016
Management fees	$14,539	$13,426		$18,298
Interest and other income	47,025	81,172	(a)	127,688	(b)
	$61,564	$94,598		$145,986

(a)	Includes income from lease terminations of $46.5 million.

(b)
Includes income from lease terminations of $63.2 million, net insurance proceeds of $54.2 million and a gain related to the repayment of a note receivable earlier than expected of $27.7 million. In addition, we incurred an expense of $36.0 million related to a lower of cost or market adjustment of AeroTurbine’s parts inventory as a result of the AeroTurbine downsizing. Please refer to Note 24—AeroTurbine restructuring.